                                                                     Exhibit 1.1

                                 [___________]

                               SMTC CORPORATION

                                 COMMON STOCK

                                 [___________]

                   SMTC MANUFACTURING CORPORATION OF CANADA

                              EXCHANGEABLE SHARES

                            UNDERWRITING AGREEMENT
                            ----------------------


July __, 2000


Lehman Brothers Inc.
RBC Dominion Securities Inc.
FleetBoston Robertson Stephens Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
As Representatives of the several
  Underwriters named in Schedules 1 and 2,

c/o Lehman Brothers Inc.                 RBC Dominion Securities Inc.
Three World Financial Center  and        Royal Bank Plaza
New York, New York 10285                 4/th/ Floor, South Tower
                                         Toronto, Ontario
                                         M5J 2W7

Dear Sirs:

          SMTC Corporation, a Delaware corporation (the "Company"), proposes to sell _________ shares (the "Firm Stock") of the Company's common stock, par value $0.01 per share (the "Common Stock"). In addition, the Company proposes to grant to the underwriters named in Schedule 1 hereto an option to purchase up to an additional ________ shares of Common Stock on the terms and for the purposes set forth in Section 3, as such number of shares shall be reduced from time to time on a one-for-one basis by any Option Exchangeble Shares which have been previously or will be concurrently issued on any Delivery Date (as hereinafter defined) (as so adjusted, the "Option Stock"). The Firm Stock and the Option Stock are hereinafter collectively called the "Stock." Concurrently, SMTC Manufacturing Corporation of Canada, an Ontario corporation ("SMTC Canada"), proposes to sell _________ shares (the "Firm Exchangeable Shares") of SMTC Canada's exchangeable shares ("Exchangeable Stock"). In addition, SMTC Canada proposes to grant to the underwriters named in Schedule 2 hereto an option to purchase, on the terms and for the purposes set forth in
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Section 3, up to an additional _______ exchangeable shares, as such number of shares shall be reduced from time to time on a one-for-one basis by any Option Stock which has been previously or will be concurrently issued on any Delivery Date (as so adjusted, the "Option Exchangeable Shares"). The Firm Exchangeable Shares and the Option Exchangeable Shares are hereinafter collectively called the "Exchangeable Shares."

          The Exchangeable Shares are exchangeable at the option of the holder thereof into shares of Common Stock of the Company and are intended to be, as nearly as practicable, functionally and economically equivalent to the Common
Stock of the Company.   On the closing of this offering, the Company, SMTC
Canada, SMTC Nova Scotia Company ("SMTC Nova Scotia") and CIBC Mellon Trust Company, as trustee (the "Trustee"), will enter into a voting and exchange trust agreement (the "Voting and Exchange Trust Agreement") pursuant to which the Company will issue one special voting share (the "Special Voting Share") to the Trustee to be held by the Trustee for the benefit of the holders of Exchangeable Shares which will permit holders of Exchange able Shares to have voting rights with respect to the Company that are functionally equivalent to the voting rights they would have upon an exchange of the Exchangeable Shares. In addition, the Company, SMTC Canada and SMTC Nova Scotia will enter into an exchangeable share support agreement (the "Exchangeable Share Support Agreement"), pursuant to which the Company will agree to take certain steps to maintain the economic equivalency of the Exchangeable Shares and the Common Stock.

          This is to confirm the agreement concerning the purchase of the Stock from the Company and the Exchangeable Shares from SMTC Canada by the Underwriters named in Schedules 1 and 2 hereto (the "Underwriters").

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

          (a) A registration statement on Form S-1 with respect to the Stock and the Common Stock issuable upon the exchange of Exchangeable Shares has

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     (i) been prepared by the Company in conformity with the requirements of the
     United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United
     States Securities and Exchange Commission (the "Commission") thereunder,
     (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which the registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Exchange Prospectus" means each prospectus included in such registration statement, or amendments thereof, filed by the Company, which relates to the Common Stock issuable upon exchange of the Exchangeable Shares; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with
     Section 6(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          (b) The Registration Statement conforms, and the Prospectus and Exchange Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and Exchange Prospectus and any amendment or supplement to the Prospectus) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the

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     Prospectus or the Exchange Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

          (c) The Company and each of its subsidiaries (as defined in Section
     17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified or registered to do business and are in good standing as foreign or extra-provincial corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification or registration, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or register would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

          (d) As of the relevant dates set forth in the Prospectus, the Company has, or will have after giving effect to the Reclassification (as defined below), an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company and shares to be issued in the Reclassification have been duly and validly authorized and all of such shares are, or when issued will be, fully paid and non-assessable and conform or when issued will conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares, if any) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except as otherwise set forth in the Prospectus).

          (e) The unissued shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of any pre-emptive or similar rights, except as set forth in the Prospectus; the Special Voting Share has been duly and validly authorized and will be issued on or prior to the First Delivery Date; all of the shares of Common Stock issuable upon exchange of the Exchangeable Shares have been duly and validly authorized and reserved for issuance upon such exchange and, when issued and delivered upon

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     such exchange will be duly and validly issued, fully paid and non-
     assessable; and the Stock and the Common Stock issuable upon exchange of the Exchange able Shares will conform to the description thereof contained in the Prospectus.

          (f) Each of the Exchangeable Share Support Agreement and the Voting and Exchange Trust Agreement has been duly authorized, and when duly executed by the proper officers of the Company and delivered by the Company will (assuming due execution and delivery by the other parties thereto) constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and to the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforce able terms, may be limited by applicable law.

          (g) The Stock Purchase Agreement (the "Stock Purchase Agreement") between the Company and Pensar Corporation, a Wisconsin corporation ("Pensar"), has been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the other parties thereto) constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and to the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law.

          (h) This Agreement has been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the other parties thereto) constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and to the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law.

          (i) The execution, delivery and performance of this Agreement, the Exchangeable Share Support Agreement, the Voting and Exchange Trust

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     Agreement and the Stock Purchase Agreement by the Company and the
     consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Stock and the Common Stock issuable upon exchange of the Exchangeable Shares and the amendment to the Company's charter and the governing documents of SMTC Canada and the related transactions described in the Prospectus under the caption "The Reclassification" (such amendments and related transactions are herein collectively called the "Reclassification") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, in each case, except for such breaches, violations or defaults which would not reasonably be expected to have a Material Adverse Effect; nor will such actions result in any violation of the provisions of the charter, by-laws or other governing documents of the Company or any of its subsidiaries and except for (i) the registration of the Stock and the Common Stock issuable upon exchange of the Exchangeable Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, (ii) the filing with the Secretary of State of the State of Delaware of the Company's Amended and Restated Certificate of Incorporation and the Certificate of Designation with respect to the Special Voting Share, (iii) the qualification of the Exchangeable Shares for distribution by the Underwriters under Canadian Securities Laws (as defined below), (iv) compliance with the conditions set forth in the Order (as defined below), (v) post-closing distribution reports to be filed with certain of the Canadian Securities Regulatory Authorities (as defined below), and (vi) the filing of the articles of amendment under the Business Corporations Act (Ontario) in respect of the conversion of Class L exchangeable shares pursuant to the Reclassification and the elimination of private company restrictions, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance by the Company of this Agreement, the Exchangeable Share Support Agreement, the Voting and Exchange Trust Agreement and the Stock Purchase Agreement and the consummation of the transactions contemplated hereby and thereby, the issuance of the Common Stock upon exchange of the Exchangeable Shares and the Reclassification.

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          (j) There are no contracts, agreements or understandings between the
     Company and any person granting such person the right (other than as described in the Prospectus) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (k) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (l) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or as would not reasonably be expected to have a Material Adverse Effect; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus or as would not reasonably be expected to have a Material Adverse Effect.

          (m) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus or Exchange Prospectus present fairly, in all material respects, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles in the United States (or in the case of SMTC Corporation, formerly The Surface Mount Technology Centre Inc., generally accepted accounting principles in Canada) applied on a consistent basis throughout the periods involved.

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          (n) KPMG LLP, who have certified certain financial statements of the
     Company and Pensar, whose report appears in the Prospectus and the Exchange Prospectus and who have delivered the initial letter referred to in Section 9(k)(1) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations; Arthur Andersen LLP, whose report appears in the Prospectus and the Exchange Prospectus and who have delivered the initial letter referred to in Section 9(k)(2) hereof, were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus and the Exchange Prospectus; PricewaterhouseCoopers LLP, whose report appears in the Prospectus and the Exchange Prospectus and who have delivered the initial letter referred to in Section 9(k)(3) hereof, were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus and the Exchange Prospectus; and Canby, Maloney & Co., Inc., whose report appears in the Prospectus and the Exchange Prospectus and who have delivered the initial letter referred to in Section 9(k)(4) hereof, were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus and the Exchange Prospectus.

          (o) The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Canadian Prospectus (as defined below) present fairly, in all material respects, the information shown therein, have been prepared, in all material respects, in accordance with the rules and guidelines of the Commission and the Ontario Securities Commission with respect to pro forma financial statements and have, in all material respects, been properly compiled on the bases described therein, the assumptions used in the preparation thereof are reasonable and all significant assumptions regarding the Reclassification, the offering of Stock and Exchangeable Shares and the use of the net proceeds of the offering to repay indebtedness, the pending termination of the management agreement among the Company, Bain Capital Partners VI, L.P., Celerity Partners, Inc. and Kilmer Electronics Group Limited, the closing of the acquisition of all of the issued and outstanding shares of Pensar, the combination of the Company and HTM Holdings, Inc. on July 30, 1999 and the Company's acquisition of all of the

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     issued and outstanding shares of W.F. Wood, Incorporated on September 3,
     1999 and the tax effects of each of the foregoing have been reflected in the pro forma adjustments.

          (p) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property reflected as owned by them in the financial statements described in paragraph (n) above and not disposed of in the ordinary course of business since April 2, 2000, in each case that are material to the business of the Company and its subsidiaries, taken as a whole, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries that are material to the business of the Company and its subsidiaries, taken as a whole, are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company and its subsidiaries.

          (q) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties.

          (r) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no knowledge that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

          (s) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect or would materially adversely affect the ability of the Company to perform its obligations under this Agreement, the Exchangeable Share Support Agreement or the Voting and

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     Exchange Trust Agreement; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (t) There are no material contracts or other documents which are required to be described in the Prospectus or Exchange Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or Exchange Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

          (u) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required to be described in the Prospectus which is not so described.

          (v) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which would reasonably be expected to have a Material Adverse Effect.

          (w) The Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), except for such non-compliance as would not reasonably be expected to have a Material Adverse Effect; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (x) The Company has filed all federal, provincial, state and local income and franchise tax returns required to be filed through the date hereof and

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     has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had, nor does the Company have any knowledge of any tax deficiency or claims outstanding or assessed or proposed against it which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect.

          (y) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

          (z) The Company (i) makes and keeps accurate books and records and
     (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (aa) The minute books of the Company and each of its subsidiaries have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a substantially complete summary of all meetings and actions of the directors and shareholders of the Company and each of its subsidiaries since the time of its respective incorporation through the date of the latest meeting and action, and (ii) in all material respects accurately reflect all transactions referred to in such minutes.

          (bb) Except as set forth in the Prospectus, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Stock or the Exchangeable Shares.

          (cc) Neither the Company nor any of its subsidiaries (i) is in violation of its charter, by-laws or governing documents, (ii) is in default, and no event

                                       11
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     has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of (ii) and (iii) above as would not reasonably be expected to have a Material Adverse Effect.

          (dd) Neither the Company nor any of its subsidiaries, nor to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (ee) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not be reasonably expected to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not be reasonably expected to have, singularly or in the

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

     aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (ff) Neither the Company nor any of its subsidiaries is, and upon the issuance and sale of the Stock and the Exchangeable Shares as herein contem plated and the application of the net proceeds therefrom as described in the Prospectus and the Canadian Prospectus will not be, an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          2. Representations, Warranties and Agreements of SMTC Canada. The Company and SMTC Canada, jointly and severally, represent, warrant and agree that:

          (a) English and French language versions, as applicable, of a preliminary long form prospectus, an amended and restated preliminary long form prospectus, a second amended and restated preliminary long form prospectus, and a final long form prospectus omitting the PREP Information (as defined below) have been filed with the securities regulatory authorities in each of the Provinces of Canada (collectively, the "Canadian Securities Regulatory Authorities"), in compliance with applicable securities laws in each of the provinces of Canada and the respective rules and regulations thereunder, including any applicable published policy statements of the Canadian Securities Regulatory Authorities (collectively, the "Canadian Securities Laws"); a receipt has been issued by or on behalf of each Canadian Securities Regulatory Authority with respect to such final prospectus in the form heretofore delivered to the Representatives for each of the Underwriters (together with all documents filed in connection therewith); SMTC Canada has prepared and will file promptly after the execution and delivery of this Agreement with the Canadian Securities Regulatory Authorities in accordance with the Order and National Policy Statement No. 44 of the Canadian Securities Regulatory Authorities, or any successor rule, policy or instrument thereto, and comparable provisions under Quebec securities legislation (the "PREP Procedures") for the pricing of securities after the final receipt for a prospectus has been obtained, a supplemented prospectus setting forth the PREP Information
     (as defined below); no other document with respect to such final prospectus, or amendment thereto, has heretofore been filed or transmitted for filing with the Canadian Securities Regulatory Authorities and no order having the effect of ceasing or suspending the distribution of Exchangeable Shares has been issued by any Canadian Securities Regulatory Authority and no proceeding for that purpose has been initiated or, to the best of the Company or SMTC Canada's knowledge, as applicable, threatened by any Canadian Securities Regulatory Authority. The information, if any, that is omitted from the form of prospectus for which a final receipt has been issued by or on behalf of the Canadian Securities Regulatory Authorities but that is deemed under the PREP Procedures to be incorporated by reference into such prospectus as of the date of the supplemented prospectus filed in accordance with the PREP Procedures and the Order is referred to herein as the "PREP Information." The English and French language versions of the preliminary prospectus, as the same may have been amended, filed with the Canadian Securities Regulatory Authorities are hereinafter called the "Canadian Preliminary Prospectus" and the English and French versions of the prospectus filed with the Canadian Securities Regulatory Authorities for which a final receipt has been obtained are hereinafter called the "Canadian Prospectus", provided that, from and after the time an amended or supplemented Canadian Prospectus is filed with the Canadian Securities Regulatory Authorities in accordance with Section 7(a) hereof, any reference to the Canadian Prospectus herein shall be deemed to refer to the Canadian Prospectus as so amended or supplemented.

          (b) The Company and SMTC Canada have applied for and obtained an order (the "Order") granted by or on behalf of the Canadian Securities Regulatory Authorities in the form of a decision document under the Mutual Reliance Review System and a decision of the Commission des valeurs mobilieres du Quebec (the "CMVQ") which, among other things, (i) exempts from applicable registration and prospectus requirements under Canadian Securities Laws certain trades or possible trades made in connection with the distribution and exchange from time to time of Exchangeable Shares and shares of Common Stock pursuant to the Voting and Exchange Trust Agreement, the Exchangeable Share Support Agreement and the rights, privileges, restrictions and conditions attached to the Exchangeable Shares and the resale of any shares of Common Stock acquired by holders of Exchangeable Shares upon the exchange thereof through a recognized market outside of Canada, subject to compliance with the conditions set forth in the Order, (ii) permits the use by SMTC Canada of the PREP Procedures in connection with the offering of Exchangeable Shares hereunder, and (iii) exempts the Company, SMTC Canada and certain of their respective directors, officers and shareholders from the escrow requirements of Policy No. Q-8 of the CMVQ.

          (c) No order preventing or suspending the use of the Canadian Preliminary Prospectus has been issued by any of the Canadian Securities Regulatory Authorities, and the Canadian Preliminary Prospectus, at the time of filing thereof, constituted full, true and plain disclosure of all material facts relating to the Company and its subsidiaries, including SMTC Canada and to the Exchangeable Shares, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, in accordance with the meaning of Canadian Securities Laws; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to SMTC Canada or the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

          (d) The Canadian Prospectus and any further amendments or supplements to the Canadian Prospectus, as of the applicable filing date, constitutes and will constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries, including SMTC Canada, and to the Exchangeable Shares and do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, in each case, within the meaning of Canadian Securities Laws; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to SMTC Canada or the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

          (e) All corporate and shareholder actions have been taken to duly and validly authorize the Exchangeable Shares (other than the filing of the articles of amendment under the Business Corporations Act (Ontario) ) and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Exchangeable Shares will conform to the description thereof contained in the Prospectus and the Canadian Prospectus.

          (f) Each of the Exchangeable Share Support Agreement and the Voting and Exchange Trust Agreement has been duly authorized, and when duly executed by the proper officers of SMTC Canada and delivered by SMTC Canada will (assuming due execution and delivery by the other parties thereto) constitute a valid and binding agreement of SMTC Canada enforceable against SMTC Canada in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and to the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law; and the Exchangeable Share Support Agreement and the Voting and Exchange Trust Agreement conform, in all material respects to the description thereof contained in the Canadian Prospectus.

          (g) Each of the Exchangeable Share Support Agreement and the Voting and Exchange Trust Agreement has been duly authorized, and when duly executed by the proper officers of SMTC Nova Scotia and delivered by SMTC Nova Scotia will (assuming due execution and delivery by the other parties thereto) constitute a valid and binding agreement of SMTC Nova Scotia enforceable against SMTC Nova Scotia in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and to the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law.

          (h) This Agreement has been duly authorized, executed and delivered by SMTC Canada and (assuming due execution and delivery by the other parties hereto) constitutes a valid and binding agreement of SMTC Canada enforceable against SMTC Canada in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and to the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law.

          (i) Except as described in the Canadian Prospectus, the execution, delivery and performance of this Agreement, the Exchangeable Share Support Agreement and the Voting and Exchange Trust Agreement by SMTC Canada and SMTC Nova Scotia, as applicable, the consummation of the transactions contemplated hereby and thereby, the issuance and delivery of the Exchangeable Shares, and the Reclassification insofar as it relates to SMTC Canada and SMTC Nova Scotia, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under or give rise to any right of termination or acceleration of indebtedness under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; in each case, except for such breaches, violations, or defaults which would not reasonably be expected to have a Material Adverse Effect; nor will such actions result in any violation of the provisions of the charter, by-laws or other governing documents of SMTC Canada or SMTC Nova Scotia, and except for (i) the qualification of the Exchangeable Shares for distribution by the Underwriters under Canadian Securities Laws,
     (ii) compliance with the conditions set forth in the Order, (iii) post-closing distribution reports to be filed with certain of the Canadian Securities Regulatory Authorities, (iv) post-closing filings to be made with the Toronto Stock Exchange in connection with the listing of the Exchangeable Shares, and (v) the filing of articles of amendment under the Business Corporations Act (Ontario) in respect of the conversion of Class L exchangeable shares pursuant to the Reclassification and the elimination of private company restrictions, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body in Canada is required for the execution, delivery and performance by SMTC Canada or SMTC Nova Scotia, as applicable, of this Agreement, the Exchange able Share Support Agreement and the Voting and Exchange Trust Agreement and the consummation of the transactions contemplated hereby and thereby and the Reclassification.

          (j) CIBC Mellon Trust Company at its principal offices in Toronto has been duly appointed as SMTC Canada's transfer agent and registrar for the Exchangeable Shares.

          3. Purchase of the Stock and the Exchangeable Shares by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, (a) the Company agrees to sell _______ shares of the Firm Stock to the several Underwriters and each of the

Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto and
(b) SMTC Canada agrees to sell _______ shares of the Firm Exchangeable Shares to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Exchangeable Shares set opposite that Underwriter's name in Schedule 2 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock and the Firm Exchangeable Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

          In addition, the Company grants to the Underwriters named in Schedule 1 hereto an option to purchase up to __________ shares of Option Stock. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $_____ per share.

          In addition, SMTC Canada grants to the Underwriters named in
Schedule 2 hereto an option to purchase up to _______ shares of Option Exchangeable Shares. Such option is granted solely for the purpose of covering over-allotments and for market stabilization purposes in the sale of Firm Exchangeable Shares and is exercisable as provided in Section 5 hereof. Option Exchangeable Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Exchangeable Shares set opposite the name of such Underwriters in Schedule 2 hereto. The respective purchase obligations of each Underwriter with respect to the Option Exchangeable Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Exchangeable Shares other than in 100 share amounts. The price of both the Firm Exchangeable Shares and any Option Exchangeable Shares shall be C$_____ per share.

          The Company and SMTC Canada shall not be obligated to deliver any of the Stock or Exchangeable Shares, as applicable, to be delivered on the First Delivery Date or any Second Delivery Date, as the case may be, except upon payment for all the Stock or all the Exchangeable Shares, as applicable, to be purchased on such Delivery Date as provided herein.

          4.   Offering of Stock and Exchangeable Shares by the Underwriters.

          (a) Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters named in Schedule 1 hereto propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus under the caption "Underwriting".

          It is understood that _______ shares of the Firm Stock will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. to employees in the United States, Mexico and Ireland and persons having business relationships with the Company and its subsidiaries who have heretofore delivered to the Representatives offers or indications of interest to purchase shares of Firm Stock in form reasonably satisfactory to the Representatives, and that any allocation of such Firm Stock among such persons will be made in accordance with timely directions received by the Representatives from the Company; provided, that under no circumstances will the Representatives or any Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to employees and persons having business relationships with the Company and its subsidiaries. It is further understood that any shares of such Firm Stock which are not purchased by such persons will be offered by the Underwriters named in Schedule I hereto to the public upon the terms and conditions set forth in the Prospectus under the caption "Underwriting".

          (b) Upon authorization by the Representatives of the release of the Firm Exchangeable Shares, the several Underwriters named in Schedule 2 hereto propose to offer the Firm Exchangeable Shares for sale upon the terms and conditions set forth in the Canadian Prospectus under the caption
"Underwriting".

          It is understood that _______ shares of the Firm Exchangeable Shares will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions set forth in the Canadian Prospectus and in accordance with applicable Canadian Securities Laws to Canadian employees and persons having business relationships with the Company and its subsidiaries, including SMTC Canada, who have heretofore delivered to the Representatives offers or indications of interest to purchase Firm Exchangeable Shares in form reasonably satisfactory to the Representatives, and that any allocation of such Firm Exchangeable Shares among such persons will be made in accordance with timely directions received by the Representatives from the Company; provided, that under no circumstances will the Representatives or any Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to employees and persons having business relationships with the Company and its subsidiaries. It is further understood that any shares of such

Firm Exchangeable Shares which are not purchased by such persons will be offered by the Underwriters named in Schedule 2 hereto to the public upon the terms and conditions set forth in the Canadian Prospectus under the caption
"Underwriting".

          (c) The Company hereby confirms its engagement of RBC Dominion Securities Corporation as, and RBC Dominion Securities Corporation hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" as defined in Rule 2720 of the Rules of Conduct of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Stock. RBC Dominion Securities Corporation, in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU."

          5. Delivery of and Payment for the Stock and the Exchangeable Shares. Delivery of and payment for the (i) Firm Stock shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, (ii) Exchangeable Shares shall be made at the office of Blake, Cassels & Graydon LLP, Box 25, Commerce Court West, Toronto, Ontario M5L 1A9, at 9:00 A.M., New York City time, for inspection by the Representatives on the fifth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and SMTC Canada shall deliver or cause to be delivered certificates representing the Firm Stock and Firm Exchangeable Shares, as applicable, to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and SMTC Canada, as applicable, of the purchase price in the applicable currency by wire transfer or certified or official bank check or checks payable in same-day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock and the Firm Exchangeable Shares, as applicable, shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock and the Firm Exchangeable Shares, the Company and SMTC Canada shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York and the certificates representing the Firm Exchangeable Shares available for inspection by the Representatives in Toronto, Ontario, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          The options granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company, in the case of the Option Stock, or SMTC Canada, in the case of the Option Exchangeable Shares, by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock or Option Exchangeable Shares, as applicable, as to which the option is being exercised, the names in which the shares of Option Stock or Option Exchangeable Shares, as applicable, are to be registered, the denominations in which the shares of Option Stock or Option Exchangeable Shares, as applicable, are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock or Option Exchangeable Shares, as applicable, are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock or Option Exchangeable Shares, as applicable, are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date."

          Delivery of and payment for the Option Stock or Option Exchangeable Shares, as applicable, shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 9:00 A.M., New York City time, on any such Second Delivery Date. On such Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock or Option Exchangeable Shares, as applicable, to the Representatives for the account of each Underwriter against payment to or upon the order of the Company or SMTC Canada, as applicable, of the purchase price in the applicable currency by wire transfer or certified or official bank check or checks payable in same-day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock or Option Exchangeable Shares, as applicable, shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock or Option Exchangeable Shares, as applicable, the Company or SMTC Canada, as the case may be, shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York and the certificates representing the Option Exchangeable Shares available for inspection by the Representatives in Toronto, Ontario, not later than 2:00 P.M., New York City time, on the business day prior to the applicable Delivery Date.

          6.   Further Agreements of the Company.  The Company agrees:

          (a) To prepare the Prospectus and the Exchange Prospectus in a form approved by the Representatives (which approval shall not be unreasonably withheld) and to file the Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus, or the Exchange Prospectus of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or the Exchange Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or the Exchange Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters signed copies of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:
     (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto and (ii) each Preliminary Prospectus, the Prospectus, the Exchange Prospectus and any amendments or supplements thereto; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering, sale or exchange of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus or as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus and which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statement, the Prospectus or the Exchange Prospectus any supplement to the Prospectus or the Exchange Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission of any amendment to the Registration Statement or supplement to the Prospectus, the Exchange Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld;

          (f) At such times as required to be filed with the Commission, to deliver to the Representatives, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (g) For a period of five years following the Effective Date, will furnish upon reasonable request to the Representatives copies of all materials furnished by the Company to its shareholders and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time to cooperate with the Representatives in connection with the qualification of the Stock and the Common Stock issuable upon exchange of the Exchangeable Shares for offering and sale under the securities laws of such United States jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or taxation in any such jurisdiction;

          (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be reasonably expected to, result in the disposition, by any person at any time during such 180 day period, of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock, securities to be issued under the Stock Purchase Agreement, the Exchangeable Shares and shares issued pursuant to the Exchangeable Shares, employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. and RBC Dominion Securities Inc.; and to cause each officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in the form attached as exhibit __ hereto;

          (j) Prior to each Delivery Date, the Company and SMTC Canada will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company), without the prior written consent of Lehman Brothers Inc. and RBC Dominion Securities Inc., which consent shall not be unreasonably withheld, unless in the judgement of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law;

          (k) Prior to the Effective Date, to apply for the inclusion of the Stock and the Common Stock issuable upon exchange of the Exchangeable Shares on the NASDAQ National Market System and to use its reasonable best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

          (l) To file with the Commission such information as may be required by Rule 463 under the Securities Act;

          (m) To apply the net proceeds from the sale of the Stock being sold by the Company in substantially the manner set forth in the Prospectus; and

          (n) To take such steps as shall be reasonably necessary to keep the Registration Statement continuously effective for so long as shall be necessary to permit the exchange of the Exchangeable Shares into Common Stock (which period shall terminate no later than the date on which all of the Exchangeable Shares have been so exchanged).

          7. Agreements of SMTC Canada. The Company and SMTC Canada, jointly and severally, agree:

          (a) To prepare and file with the Canadian Securities Regulatory Authorities a supplemented Canadian Prospectus containing the PREP Information in accordance with the Order and the PREP Procedures, not later than each of such Authority's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Canadian Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any supplement to the Canadian Prospectus or any amended Canadian Prospectus has been filed and to furnish the Representatives copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by any Canadian Securities Regulatory Authority of any cease trade order or of any order preventing or suspending the use of any Canadian Preliminary Prospectus or Canadian Prospectus, of the suspension of the qualification of the Exchangeable Shares for offering or sale in any jurisdiction, suspending (whether on a temporary or permanent basis) any relief granted by the Order, of the initiation or threatening of any proceeding for any such purpose, or of any request by any of the Canadian Securities Regulatory Authorities for the amending or supplementing of the Canadian Prospectus or for additional information; and, in the event of the issuance of any cease trade order or of any order preventing or suspending the use of any Canadian Preliminary Prospectus or Canadian Prospectus or suspending any such qualification or relief, promptly to use its reasonable best efforts to obtain the withdrawal of such order;

          (b) Concurrently with the execution and delivery of this Agreement, SMTC Canada shall deliver to each of the Underwriters listed in Schedule 2 hereto:

               (i) a copy of the Canadian Prospectus in the English language signed and certified as required by the Canadian Securities Laws;

               (ii) a copy of the Canadian Prospectus in the French language signed and certified as required by the Canadian Securities Laws applicable in Quebec;

               (iii) a copy of any other document required to be filed with the Canadian Prospectus by SMTC Canada under Canadian Securities Laws;

               (iv) legal opinions dated the date of the Canadian Preliminary Prospectus and each amendment thereto and the Canadian Prospectus, in form and substance satisfactory to the Representatives, addressed to the Underwriters listed on Schedule 2 hereto, SMTC Canada, their respective counsel and the directors of SMTC Canada from Fraser Milner Casgrain, Montreal, Quebec, to the effect that the French language version of each of the Canadian Preliminary Prospectus and the Canadian Prospectus, except for [the consolidated financial statements and notes] to such statements and the related auditors' report on such statements (collectively, the "Financial Information"), as to which no opinion need be expressed by such counsel, is, in all material respects, a complete and proper translation of the English language version thereof, and that the English and French language versions are not susceptible of any materially different interpretation with respect to any matter contained therein;

               (v) opinions dated the date of the Canadian Preliminary Prospectus and each amendment thereto and the Canadian Prospectus, in form and substance satisfactory to the Representatives, addressed to the Underwriters listed on Schedule 2 hereto, SMTC Canada their respective counsel and the directors of SMTC Canada from the auditors of the Corporation, KPMG LLP, to the effect that the French language version of the Financial Information contained in the Canadian Preliminary Prospectus and the Canadian Prospectus is, in all material respects, a complete and proper translation of the English language version thereof; and

               (vi) evidence satisfactory to the Representatives that the application to list the Exchangeable Shares (including the Option Exchangeable Shares) on the Toronto Stock Exchange has been conditionally accepted by such exchange;

          (c) To deliver promptly to the Representatives such number of each Preliminary Canadian Prospectus, the Canadian Prospectus and any amended or supplemented Canadian Prospectus as the Representatives shall reasonably request, and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Exchangeable Shares and if at such time any events shall have occurred as a result of which the Canadian Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Canadian Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Canadian Prospectus in order to comply with the Canadian Securities Laws, to notify the Representatives and upon their request to prepare and furnish without charge to each Underwriter listed in Schedule 2 as many copies as the Representatives may from time to time reasonably request of an amended Canadian Prospectus or a supplement to a Canadian Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Canadian Securities Regulatory Authorities any amendment or any supplement to the Canadian Prospectus that may, in the reasonable judgment of the Company, SMTC Canada or the Representatives, be required by the Canadian Securities Laws or requested by the Canadian Securities Regulatory Authorities;

          (e) Prior to filing with the Canadian Securities Regulatory Authorities any amendment to the Canadian Preliminary Prospectus or the Canadian Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to such filing, which consent shall not be unreasonably withheld;

          (f) To supply the Representatives and counsel for the Underwriters with copies of all correspondence to and from, and all documents issued to and by, the Canadian Securities Regulatory Authorities in connection with the qualification for distribution under Canadian Securities Laws of the Exchange able Shares and the distribution by SMTC, SMTC Canada and SMTC Nova Scotia of the shares of common stock issuable upon the exchange of the Exchangeable Shares;

          (g) For a period of five years following the Effective Date to furnish the Representatives with all reports and financial statements furnished by SMTC Canada to its shareholders (including the holders of Exchangeable Shares) and the principal securities exchange upon which the Exchangeable Shares may be listed pursuant to requirements of or agreements with such exchange or to the Canadian Securities Regulatory Authorities pursuant to the Canadian Securities Laws or any rule or regulation thereunder;

          (h) Promptly from time to time to cooperate with the Representatives in connection with the qualification of the Exchangeable Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such Canadian jurisdictions for as long as may be necessary to complete the distribution of the Exchangeable Shares; provided that in connection therewith SMTC Canada shall not be required to qualify as a foreign corporation or to file a general consent to service of process or taxation in any such jurisdiction;

          (i) For a period of 180 days from the date of the Canadian Prospec tus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could reasonably be expected to, result in the disposition by any person at any time during such 180 day period), of any Exchangeable Stock or securities convertible into or exchangeable for Exchangeable
     Stock (other than the Exchangeable Shares and shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof or currently outstanding options, warrants or rights) or sell or grant options, rights or warrants with respect to any Exchangeable Stock or securities or into or exchangeable for Exchangeable Stock (other than the grant of options pursuant to option plans existing on the date hereof) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Exchangeable Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Exchangeable Shares or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. and RBC Dominion Securities Inc.;

          (j) Prior to the Effective Date, to apply for the listing of the Exchangeable Shares on the Toronto Stock Exchange and to use its reasonable best efforts to effect that listing prior to the First Delivery Date, subject only to official notice of issuance;

          (k) To apply the net proceeds from the sale of the Exchangeable Shares being sold by SMTC Canada substantially in the manner set forth in the Canadian Prospectus; and

          (l) For so long as there are Exchangeable Shares outstanding (other than those Exchangeable Shares held by the Company or any of its affiliates):

          (i) to comply with and carry out the terms of the Order and to use their reasonable best efforts to maintain the availability and effectiveness of the relief granted thereby; and

          (ii) promptly advise the Representatives of any material breach by the Company, SMTC Canada or SMTC Nova Scotia of any covenant or agreement contained in the Exchangeable Share Support Agreement or the Voting and Exchange Trust Agreement.

          8. Expenses. The Company and SMTC Canada, jointly and severally, agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and the Exchangeable Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing, and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs incident to the preparation, printing and filing under the Canadian Securities Laws of each Canadian Preliminary Prospectus, the Canadian Prospectus and any amendment or supplement to the Canadian Prospectus;
(d) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus, the Exchange Prospectus and any amendment or supplement to the Prospectus or Exchange Prospectus, and each Canadian Preliminary Prospectus, the Canadian Prospectus and any amendment or supplement to the Canadian Prospectus, all as provided in this Agreement; (e) the costs of reproducing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the stock; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (g) any applicable listing or other fees; (h) the reasonable fees and expenses of qualifying the Stock and the Exchangeable Shares under the securities laws of the several jurisdictions as provided in Section 6(h) and Section 7(h) and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Underwriters); (i) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of shares of the Stock and Exchangeable Shares by the Underwriters to employees and persons having business relationships with the Company and its subsidiaries, as described in Section 4; and (j) all other costs and expenses incident to the performance of the obligations of the Company and SMTC Canada under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including without limitation, the costs and expenses of their counsel, any transfer taxes on the Stock and the Exchangeable Shares which they may sell and the expenses of advertising any offering of the Stock and the Exchangeable Shares made by the Underwriters.

          9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and SMTC Canada contained herein, to the performance in all material respects by the Company and SMTC Canada of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a) hereof; the Canadian Prospectus shall have been filed with the Canadian Securities Regulatory Authorities in accordance with Section 7(a) hereof; no stop order suspending the effectiveness of the Registra tion Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; no order having the effect of suspending (whether on a temporary or permanent basis) any relief granted by the Order or ceasing or suspending the distribution of the Exchangeable Shares shall have been issued and no proceeding for any such purpose shall have been initiated or, to the knowledge of the Company or SMTC Canada, threatened by any Canadian

     Securities Regulatory Authority; and any request of the Commission or any Canadian Securities Regulatory Authorities for inclusion of additional information in the Registration Statement, the Prospectus, the Exchange Prospectus or the Canadian Prospectus or otherwise shall have been complied with in all material respects.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus, the Exchange Prospectus or the Canadian Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Exchangeable Share Support Agreement, the Voting and Exchange Trust Agreement, the Stock, the Exchangeable Shares, the Registration Statement, the Prospectus, the Exchange Prospectus and the Canadian Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and SMTC Canada shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Ropes & Gray shall have furnished to the Representatives their written opinion, as U.S. counsel to the Company and SMTC Canada, addressed to the Underwriters and dated such Delivery Date, in substantially the form attached hereto as Exhibit __.

          (e) McMillan Binch shall have furnished to the Representatives their written opinion, as Canadian counsel to the Company and SMTC Canada, addressed to the Underwriters and dated such Delivery Date, in substantially in the form attached hereto as Exhibit __.

          (f) Graves, Dougherty, Hearen & Moody shall have furnished to the Representatives their written opinion, as Texas counsel to SMTC Manufacturing Corporation of Texas, addressed to the Underwriters and dated such Delivery Date, in substantially the form attached hereto as Exhibit
     __.

          (g) Womble Carlyle shall have furnished to the Representatives their written opinion, as North Carolina counsel to SMTC Manufacturing Corporation of North Carolina, addressed to the Underwriters and dated such Delivery Date, in substantially the form attached hereto as Exhibit __.

          (h) Berliner Cohen shall have furnished to the Representatives their written opinion, as California counsel to SMTC Manufacturing Corporation of California, addressed to the Underwriters and dated such Delivery Date, in substantially the form attached hereto as Exhibit __.

          (i) Lex Corp Abogados shall have furnished to the Representatives their written opinion, as Mexican counsel to SMTC de Chihuahua, addressed to the Underwriters and dated such Delivery Date, in substantially the form attached hereto as Exhibit __.

          (j) William Fry, Solicitors, shall have furnished to the Representa tives their written opinion, as Irish counsel to SMTC Manufacturing Corporation of Ireland Limited, addressed to the Underwriters and dated such Delivery Date, in substantially the form attached hereto as Exhibit
     __.

          (k) ____________, shall have furnished to the Representatives their written opinion, as counsel to Pensar, addressed to the Underwriters and dated such Delivery Date, in substantially the form attached hereto as Exhibit __.

          (l) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus, the Exchange Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (m) The Representatives shall have received from Blake, Cassels & Graydon LLP, Canadian counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Exchange able Shares, the Registration Statement, the Exchange Prospectus, the Canadian Prospectus and other related matters as the Representatives may reasonably require, and the Company and SMTC Canada shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (n) (1) At the time of execution of this Agreement, the Representa tives shall have received from KPMG LLP a letter, in form and substance reasonably satisfactory in all material respects to the Representatives, addressed to the Underwriters and dated the date hereof
     (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (2) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter, in form and substance reasonably satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that, for the period of time covered by their audit, they were independent public accountants within the meaning of the Securities Act and were in compliance in all material respects with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating that, in their opinion, the financial statements and schedules of the Company included in the Registration Statement, the Prospectus and the Exchange Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act.

          (3) At the time of execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, in form and substance reasonably satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that, for the period of time covered by their audit, they were independent public accountants within the meaning of the Securities Act and were in compliance in all material respects with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating that, in their opinion, the financial statements and schedules of the Company included in the Registration Statement, the Prospectus and the Exchange Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act.

          (4) At the time of execution of this Agreement, the Representatives shall have received from Canby, Maloney & Co., Inc. a letter, in form and substance reasonably satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance in all material respects with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information relating to W. F. Wood, Incorporated and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (o) With respect to the letter of KPMG LLP referred to Section 9(n)(1) and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance in all material respects with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (p) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its Vice President, Finance & Administration, stating that the representations, warranties and agreements of the Company and SMTC Canada in Section 1 and Section 2 are true and correct as of such Delivery Date; the Company and SMTC Canada have complied in all material respects with all their respective agreements contained herein; and the conditions set forth in Sections 9(a) and 9(q) have been fulfilled.

          (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the NASDAQ National Market or the Toronto Stock Exchange, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by United States Federal or state authorities or Canadian federal authorities, (iii) the United States or Canada shall have become engaged in major hostilities, there shall have been an escalation in major hostilities involving the United States or Canada or there shall have been a declaration of a national emergency or war by the United States or Canada or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States or Canada shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock or Exchangeable Shares being delivered on such Delivery Date.

          (r) The NASDAQ National Market System shall have approved the Stock for inclusion, subject only to official notice of issuance and evidence of
     satisfactory distribution.   The Toronto Stock Exchange shall have approved
     the Exchangeable Shares for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

          (s) The Reclassification shall have been completed.

          (t) The Company and SMTC Canada shall have applied for and obtained the Order which shall be in force, unamended, as of such Delivery Date.

          (u) The Exchangeable Share Support Agreement and the Voting and Exchange Trust Agreement shall have been executed by each party thereto.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          10.  Indemnification and Contribution.

          (a) The Company and SMTC Canada, jointly and severally, shall indemnify and hold harmless each Underwriter (including any Underwriter in its role as QIU pursuant to the rules of the National Association of Securities Dealers, Inc.), its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock or Exchange able Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act, Canadian Securities Laws or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (1) any Preliminary Prospectus, any Canadian Preliminary Prospectus, the Registration Statement, the Prospectus, the Exchange Prospectus or the Canadian Prospectus or in any amendment or supplement thereto, or (2) in any materials or information provided to investors by, or with the approval of, the Company or SMTC Canada in connection with the marketing of the offering of the Stock or the Exchangeable Shares ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company or SMTC Canada (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Canadian Preliminary Prospectus, the Registration Statement, the Prospectus, the Exchange Prospectus or the Canadian Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the Exchangeable Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and SMTC Canada shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any reasonable legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and SMTC Canada shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any Canadian Preliminary Prospectus, the Registration Statement, the Prospectus, the Exchange Prospectus or the Canadian Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(e); and provided, further, that with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any Canadian Preliminary Prospectus, the Registration Statement, the Prospectus, the Exchange Prospectus or the Canadian Prospectus, or in any such amendment or supplement thereto, the indemnity agreement contained in this Section 10(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased the securities concerned, to the extent that any such loss, claim, damage, liability or action of such person occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (x) a prospectus relating to such securities was required to be delivered by such Underwriter under the Securities Act in connection with such purchase, (y) such prospectus or amendment or supplement thereto was furnished to the Underwriter by or on behalf of the Company, and (z) any such loss, claim, damage, liability or action of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of such prospectus as amended or supplemented. The foregoing indemnity agreement is in addition to any liability which the Company or SMTC Canada may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, SMTC Canada, their respective officers and employees, each of their directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls the Company or SMTC Canada within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, SMTC Canada or any such director, officer or controlling person may become subject, under the Securities Act, Canadian Securities Laws or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Canadian Preliminary Prospectus, the Registration Statement, the Prospectus, the Exchange Prospectus or the Canadian Prospectus or in any amendment or supplement thereto,

(ii) the omission or alleged omission to state in any Preliminary Prospectus, any Canadian Preliminary Prospectus, the Registration Statement, the Prospectus, the Exchange Prospectus or the Canadian Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, or (iii) the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (x) a prospectus relating to such securities was required to be delivered by such Underwriter under the Securities Act in connection with such purchase, (y) such prospectus or amendment or supplement thereto was furnished to the Underwriter by or on behalf of the Company, and (z) any such loss, claim, damage, liability or action of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of such prospectus as amended or supplemented, and each such Underwriter shall reimburse the Company, SMTC Canada and any such director, officer or controlling person for any reasonable legal or other expenses reasonably incurred by the Company, SMTC Canada or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, SMTC Canada or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure. If any such claim or action shall be brought against an indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or SMTC Canada under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of not more than one such United States and one such Canadian separate counsel shall be paid by the Company or SMTC Canada. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemni fied party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent provided herein.

          (d) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and SMTC Canada on the one hand and the Underwriters on the other from the offering of the Stock and the Exchangeable Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and SMTC Canada on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and SMTC Canada on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock and the Exchangeable Shares purchased under this Agreement (before deducting expenses) received by the Company and SMTC Canada, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock and the Exchangeable Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of both the Stock and the Exchangeable Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus and in the table on the cover page of the Canadian Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or SMTC Canada or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, information supplied by the Company shall also be deemed to have been supplied by SMTC Canada. The Company, SMTC Canada and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(d), any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock and Exchangeable Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock and Exchange able Shares by the Underwriters set forth on the cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus and the Canadian Prospectus, respectively, are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, the Prospectus and the Canadian Prospectus.

          11.  Defaulting Underwriters.

          If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock or Exchangeable Shares, as applicable, which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock or Firm Exchangeable Shares, as applicable, set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 or
Schedule 2 hereto, as applicable, bears to the total number of shares of the Firm Stock or Firm Exchangeable Shares, as applicable, set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 or Schedule 2 hereto, as applicable; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock and Exchangeable Shares on such Delivery Date if the total number of shares of the Stock or Exchangeable Shares, as applicable, which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock plus the Exchangeable Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the total number of shares of the Stock and Exchangeable Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock or Exchangeable Shares, as applicable, to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock and Option Exchangeable Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or SMTC Canada, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 or Schedule 2 hereto who, pursuant to this Section 11, purchases Firm Stock or Firm Exchangeable Shares which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and SMTC Canada for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock or Exchange able Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the reasonable opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus, the Canadian Prospectus or in any other document or arrangement.

          12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and SMTC Canada prior to delivery of and payment for the Firm Stock and Exchange able Shares, if, prior to that time, any of the events described in Sections 9(q) shall have occurred or if the Underwriters shall decline to purchase the Stock and Exchangeable Shares for any reason permitted under this Agreement.

          13. Reimbursement of Underwriters' Expenses. If the Company or SMTC Canada shall fail to tender the Stock or Exchangeable Shares, as applicable, for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or SMTC Canada to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or SMTC Canada is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock and Exchange able Shares, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of any expenses.

          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285 and to RBC Dominion Securities Inc.,

          200 Bay Street, Royal Bank Plaza, 4/th/ Floor, South Tower, Toronto, Ontario M5J 2W7, Attention __________ (Fax:416-842-______), with a copy, in the case of any notice pursuant to Article 10, to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: Phyllis G. Korff (Fax: 917-777-2694); and Blake, Cassels & Graydon LLP, Box 25, Commerce Court West, Toronto, Ontario M5L 1A9, Attention: Frank P. Arnone (Fax: 416-863-4295).

               (b) if to the Company or to SMTC Canada, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
          [_________] (Fax: _________), with a copy in the case of any notice pursuant to Article 10, to Ropes & Gray, One International Place, Boston, MA 02110, Attention: Alfred O. Rose, Esq. (Fax: 617-951-7050); and McMillan Binch, Royal Bank Plaza, South Tower, Suite 3800, Toronto, Ontario ON M5J2J7, Attention: Stephen C. E. Rigby, Esq.:
          (416-865-7048).

provided, however, that any notice to an Underwriter pursuant to Section 10(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and SMTC Canada shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. and RBC Dominion Securities Inc. on behalf of the Representatives.

          15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, SMTC Canada and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company and SMTC Canada contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, directors of SMTC Canada, officers of the Company who have signed the Registration Statement, officers of SMTC Canada who have signed any Canadian Preliminary Prospectus or the Canadian Prospectus, and any person controlling the Company or SMTC Canada within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16. Survival. The respective indemnities, representations, warranties and agreements of the Company, SMTC Canada and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and the Exchangeable Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York, New York or Toronto, Ontario are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

          19. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

          20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement among the Company, SMTC Canada and the Underwriters, please indicate your acceptance in the space provided for that purpose below.


                                             Very truly yours,

                                             SMTC CORPORATION

                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                             SMTC MANUFACTURING CORPORATION
                                             OF CANADA

                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


Accepted:

LEHMAN BROTHERS INC.
RBC DOMINION SECURITIES INC.
FLEETBOSTON ROBERTSON STEPHENS, INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED For themselves and as Representatives of the several Underwriters named in Schedules 1 and 2 hereto

         By: LEHMAN BROTHERS INC.

         By:
             -------------------------
             Authorized Representative


         By: RBC DOMINION SECURITIES INC.

         By:
             -------------------------
             Authorized Representative

                                  SCHEDULE 1

                                                                Number of
Underwriters                                                 Shares of Stock
------------                                                 ---------------
Lehman Brothers Inc. .......................................
RBC Dominion Securities Corporation ........................
FleetBoston Robertson Stephens Inc. ........................
Merrill Lynch, Pierce, Fenner & Smith Incorporated .........
                                                                 ---------

                                                   Total
                                                                 =========

                                  SCHEDULE 2

                                                                 Number of
Underwriters                                                 Exchangeable Shares
------------                                                 -------------------
Lehman Brothers Canada Inc. ................................
RBC Dominion Securities Inc. ...............................
Merrill Lynch Canada Inc. ..................................
                                                                 ---------

                                                   Total
                                                                 =========

                                       1